UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2007

Pemco Aviation Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13829	84-0985295
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1943 North 50th Street

Birmingham, Alabama 35212

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (205) 592-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2007, the registrant and Sun Capital Partners, Inc. (“Sun Capital”) announced they had entered into a Stock Purchase Agreement (the “Purchase Agreement”) between the registrant, WAS Aviation Services, Inc., an affiliate of Sun Capital (“WAS”) and Pemco World Air Services, Inc., a wholly owned subsidiary of the registrant (the “Company”). Pursuant to the Purchase Agreement, the registrant has agreed to sell all of the outstanding capital stock of the Company to WAS for an aggregate purchase price of approximately $43.0 million in cash, subject to: (i) a purchase price holdback of up to $1.0 million for potential environmental remediation, (ii) an offset of $5.75 million for the assumption of certain underfunded pension liabilities and (iii) a potential working capital adjustment. The completion of the transaction, which is currently anticipated to close in the fall of 2007, is subject to the approval of the registrant’s stockholders as well as other customary closing conditions.

The Company constitutes the registrant’s commercial services segment and has historically provided commercial aircraft maintenance and modification services to the owners and operators of large commercial aircraft. Under the terms of the Purchase Agreement, the Company will retain the name “Pemco,” and the registrant will continue to provide aircraft maintenance and modification services for government and military customers under the name “DefensePemco, Inc.” or another name which does not contain the name “Pemco.”

The Purchase Agreement contains representations, warranties and covenants that the registrant and WAS made to each other, each as of specified dates. These representations, warranties and covenants may be subject to important qualifications and limitations agreed to by the registrant and WAS in connection with negotiating the terms of the Purchase Agreement. Moreover, certain of these representations, warranties and covenants may not be accurate or complete as of a specific date because they are subject to a contractual standard of materiality that may be different from the standard generally applied under the federal securities laws and/or were used for the purpose of allocating risk between the registrant and WAS rather than establishing matters of fact. In addition, information concerning the subject matter of these representations, warranties and covenants may have changed since the date of the Purchase Agreement. Accordingly, you should not rely on these representations, warranties and covenants as statements of fact.

The registrant has agreed, subject to certain exceptions, to cause a stockholders meeting to be held to consider approval of the Purchase Agreement and the transactions contemplated thereby. The Purchase Agreement contains certain termination rights and provides that if the stockholders of the registrant fail to approve the transaction, the registrant will be required to pay up to $2,500,000 of WAS’s reasonable out of pocket expenses.

In connection with the Purchase Agreement, Tennenbaum Capital Partners, LLC and certain of its affiliates and Massachusetts Mutual Life Insurance Company and certain of its affiliates have entered into a Voting Agreement (the “Voting Agreement”) with WAS, dated July 10, 2007. As of July 10, 2007, these stockholders had shared voting power over 2,004,566 shares, or approximately 48.6%, of the registrant’s outstanding common stock.

The foregoing descriptions of the Purchase Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement and the Voting Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.

The registrant and Sun Capital issued a joint press release dated July 11, 2007, which is filed as Exhibit 99.1 to this report and is incorporated herein by reference, announcing the execution of the Purchase Agreement.

Additional Information Regarding The Transaction

This communication is not a solicitation of a proxy from any security holder of the registrant, and the registrant will be filing a proxy statement (“Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the sale of the Company. In addition, the registrant will file other information and documents concerning the sale and its business with the SEC. WE URGE INVESTORS TO REVIEW THE PROXY STATEMENT AND OTHER INFORMATION TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents will be available without charge on the SEC’s web site at www.sec.gov and may be obtained without charge from the SEC at telephone number 800-SEC-0330. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING DECISIONS.

The officers and directors of the registrant may have interests in the sale of the Company, some of which may differ from, or may be in addition to, those of the stockholders of the registrant generally. A description of the interests that the officers and directors of the registrant have in the sale will be available in the Proxy Statement.

In addition, the registrant, its officers, directors and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the registrant in favor of the sale of the Company. Information about the officers and directors of the registrant and their ownership of the registrant’s securities is set forth in the proxy statement for the registrant’s 2007 Annual Meeting of Stockholders filed with the SEC on April 27, 2007. Investors may obtain more detailed information concerning the registrant by reading the Proxy Statement when it is filed with the SEC.

Item	9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Exhibit
10.1	Stock Purchase Agreement between WAS Aviation Services, Inc., Pemco Aviation Group, Inc. and Pemco World Air Services, Inc., dated July 10, 2007.

10.2	Voting Agreement, dated July 10, 2007, by and among WAS Aviation Services, Inc. and certain stockholders of Pemco Aviation Group, Inc.

99.1	Joint press release of Pemco Aviation Group, Inc. and Sun Capital Partners, Inc. dated July 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2007	PEMCO AVIATION GROUP, INC.

	By:	/s/ Ronald A. Aramini
	Name:	Ronald A. Aramini
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Stock Purchase Agreement between WAS Aviation Services, Inc., Pemco Aviation Group, Inc. and Pemco World Air Services, Inc., dated July 10, 2007.

10.2	Voting Agreement, dated July 10, 2007, by and among WAS Aviation Services, Inc. and certain stockholders of Pemco Aviation Group, Inc.

99.1	Joint press release of Pemco Aviation Group, Inc. and Sun Capital Partners, Inc. dated July 11, 2007.